UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 02, 2025

UPSTREAM BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42366	38-4187694
(State or Other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

890 Winter Street Suite 200
Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area Code: (781) 208-2466

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UPB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 2, 2025, Upstream Bio, Inc. (the “Company” or “Upstream Bio”) issued a press release titled “Upstream Bio Reports Positive Top-Line Results from the Phase 2 VIBRANT Trial of Verekitug for the Treatment of Chronic Rhinosinusitis with Nasal Polyps (CRSwNP).” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on September 2, 2025, the Company hosted a webcast to discuss top-line data from the Phase 2 VIBRANT trial of verekitug in CRSwNP. A copy of the presentation from the webcast is available on the Investors section of the Company’s website at https://investors.upstreambio.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 2, 2025, the Company released top-line data from the Phase 2, global, randomized, double-blind, placebo-controlled, parallel group VIBRANT trial (NCT06164704) that evaluated the efficacy and safety of verekitug over 24 weeks in 81 adults with CRSwNP. Participants received either 100 mg of verekitug or placebo subcutaneously every 12 weeks for 24 weeks. The primary endpoint was change in endoscopic nasal polyp score at Week 24, a primary endpoint that has been used in several registrational trials for other biologic treatments for CRSwNP. Secondary endpoints included: nasal congestion score, sinus opacification, difficulty with sense of smell, total symptom score, percentage of participants requiring systemic corticosteroids or nasal polyp surgery, and time to first such interventions up to Week 24.

Over the 24-week treatment period, verekitug, dosed 100 mg every 12 weeks, met the primary endpoint and key secondary endpoints, demonstrating statistically significant and clinically meaningful reductions in both endoscopic nasal polyp score (“NPS”) and nasal congestion score (“NCS”), with a generally well tolerated safety profile consistent with previous studies. Treatment with verekitug also resulted in a significant reduction in the need for surgery or systemic corticosteroids.

The trial met its primary endpoint, demonstrating a statistically significant and clinically meaningful, placebo-adjusted reduction in NPS of -1.8 (p<0.0001) at Week 24 compared with baseline. The trial also showed a meaningful placebo-adjusted reduction from baseline in the patient-reported NCS, a key secondary endpoint, by -0.8 (p=0.0003).

Significant improvements were also observed in other key secondary endpoints, including sinus opacification as measured by the Lund-Mackay score, reduction in the need for either systemic corticosteroids or nasal polyp surgery, and total symptom score.

Verekitug was generally well tolerated, demonstrating a favorable safety profile consistent with previous studies, with no serious adverse events observed.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “predict,” “project,” “seeks,” “should,” “target,” “will” and variations of these words or similar expressions. Any statements in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, express or implied statements regarding the future clinical development of verekitug for the treatment of CRSwNP and expectations for the dosing, safety, tolerability and clinical benefit of verekitug in CRSwNP and additional indications.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: Upstream Bio’s ability to advance verekitug through clinical development, and to obtain regulatory approval of and ultimately commercialize verekitug on the expected timeline, if at all; the initiation, timing, progress and results of clinical trials; the Company’s ability to fund its development activities and achieve development goals; the Company’s dependence on third parties to conduct clinical trials and manufacture verekitug, and commercialize verekitug, if approved; the Company’s ability to attract, hire and retain key personnel, and protect its intellectual property; the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize verekitug, if approved; regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; Upstream Bio’s competitors and industry; and other risks and uncertainties described in greater detail under the caption “Risk Factors” in Upstream Bio’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the SEC. Any forward-looking statements in this Current Report on Form 8-K represent Upstream Bio’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Upstream Bio explicitly disclaims any obligation or undertaking to update any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based except to the extent required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Upstream Bio, Inc. on September 2, 2025, furnished herewith.
99.2	Corporate presentation of Upstream Bio, Inc., furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstream Bio, Inc.

Date:	September 2, 2025	By:	/s/ E. Rand Sutherland
E. Rand Sutherland, M.D. Chief Executive Officer